UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2020

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of Shareholders (the "General Meeting") of Sensata Technologies Holding plc (the “Company”) was held on May 28, 2020. A total of 141,743,601 ordinary shares, or 90.3% of the total shares entitled to vote, were represented at the General Meeting in person or by proxy. Set forth below are the matters the shareholders voted on and the final voting results. The proposals below are described in detail in the Proxy Statement for the General Meeting previously filed with the Securities and Exchange Commission.
1. Ordinary resolution to approve the election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andrew C. Teich	137,835,886	1,584,722	62,358	2,260,635
Jeffrey J. Cote	139,017,039	404,006	61,921	2,260,635
John P. Absmeier	138,777,367	643,242	62,357	2,260,635
Lorraine A. Bolsinger	139,143,526	274,783	64,657	2,260,635
James E. Heppelmann	136,931,498	2,489,383	62,085	2,260,635
Charles W. Peffer	138,033,254	1,387,048	62,664	2,260,635
Constance E. Skidmore	138,261,376	1,156,294	65,296	2,260,635
Steven A. Sonnenberg	139,140,983	279,583	62,400	2,260,635
Martha N. Sullivan	138,463,301	955,012	64,653	2,260,635
Thomas Wroe Jr.	138,766,272	652,504	64,190	2,260,635
Stephen M. Zide	138,774,121	645,258	63,587	2,260,635
Each of the nominees was elected for a term of one year.
2. Ordinary advisory resolution to approve the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,078,848	2,341,472	62,646	2,260,635
This resolution was approved.
3. Ordinary advisory vote to approve the frequency of future "say-on-pay" votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
134,322,169	7,993	4,835,984	316,820	2,260,635
This vote resulted in a frequency of future "say-on-pay" votes occurring every year.
4. Ordinary resolution to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
140,262,000	1,428,225	53,376	—
This resolution was approved.
5. Ordinary advisory resolution to approve the Director Compensation Report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,820,905	1,598,304	63,757	2,260,635
This resolution was approved.

6. Ordinary resolution to approve the reappointment of Ernst & Young LLP as the Company's U.K. statutory auditor for fiscal year 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,141,209	547,937	54,455	—
This resolution was approved.
7. Ordinary resolution to authorize the Audit Committee, for and on behalf of the Board, to determine the remuneration of Ernst & Young LLP, in its capacity as our U.K. statutory auditor:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,624,933	60,320	58,348	—
This resolution was approved.
8. Ordinary resolution to receive the Company's 2019 Annual Report and Accounts:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,124,184	11,936	607,481	—
This resolution was approved.
9. Special resolution to approve the form of three share repurchase contracts and the potential repurchase counterparties:

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,099,729	4,634,796	9,076	—
This resolution was approved.
10. Ordinary resolution to authorize the Board of Directors, in accordance with section 551 of the U.K. Companies Act 2006, as amended (the "U.K. Companies Act"), to exercise all powers of the Company to issue equity securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,931,278	1,802,491	9,832	—
This resolution was approved.
11. Special resolution to authorize the Board of Directors, in accordance with section 570 of the U.K. Companies Act, to issue equity securities without the rights of preemption provided by section 561 of the U.K. Companies Act:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,316,894	413,508	13,199	—
This resolution was approved.
12. Ordinary resolution to authorize the Board of Directors, in accordance with section 551 of the U.K. Companies Act, to exercise all powers of the Company to issue equity shares under our equity incentive plans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
138,789,416	635,368	58,182	2,260,635
This resolution was approved.
13. Special resolution to authorize the Board of Directors, in accordance with section 570 of the U.K. Companies Act, to issue equity shares under our equity incentive plans without the rights of preemption provided by section 561 of the U.K. Companies Act:

Votes For	Votes Against	Abstentions	Broker Non-Votes
138,456,557	966,294	60,115	2,260,635
This resolution was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ Maria Freve
Date: May 29, 2020	Name: Maria Freve
Title: Vice President and Chief Accounting Officer

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